SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 7, 2001


                    THE OHIO AND SOUTHWESTERN ENERGY COMPANY
                    ----------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Colorado                           33-28188                  84-1116458
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


Suite 450 - 650 West Georgia Street, Vancouver, B.C. Canada V6B 4N8

Registrant's telephone number, including area code (604 684-8662)
                                                    -------------

Item l.           Changes in Control of Registrant
-------           --------------------------------

                  None

Item 2.           Acquisition or Disposition of Assets
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                  None

Item 3.           Bankruptcy or Receivership
-------           --------------------------

                  None

Item 4.           Changes in Registrant's Certifying Accountant
-------           ---------------------------------------------

                  None

Item 5.           Other Events
-------           ------------

                  None

Item 6.           Resignation and Appointment of Directors
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                  The Company appointed Catherine Clarke-Luckhurst a Director on
                  March 1, 2001 and Mario Aiello a Director on February 28,
                  2001.

                  CATHERINE CLARKE-LUCKHURST, 45, DIRECTOR, BACH. OF BUSINESS
                                              ADMINISTRATION

                  Mrs. Clarke-Luckhurst is the founder and President of Strategic Profits Inc., an application service provider doing business as communitystorefronts.com. Under the terms of the agreement with Ohio, Mrs. Clarke-Luckhurst will become a major shareholder of Ohio and Ohio will own a controlling share position of SPI with the first right of refusal to acquire 100% of SPI.

                  Mrs. Clarke-Luckhurst graduated from Simon Fraser University in British Columbia in April, l992 with a degree in Business Administration. Her business career began in the fall of l992 in print publishing as a contract publisher for Equity Magazine in Vancouver, B.C.

                  Recognizing the opportunities for the internet in commerce, Catherine established Strategic Profits Inc. in the fall of 1994 and over the last five years has persisted in making SPI a leading proponent in Canada of e-commerce and internet solutions for small to medium-sized businesses.

                  Catherine has a wealth of e-commerce knowledge and contacts gained from the many educational seminars she has conducted, from consultations with both government and business leaders and through hands-on e-business online development.

                  Well known for her weekly internet segments on moneytalks TV with her long-time supporter, Michael Campbell, Mrs. Clarke-Luckhurst speaks to businesses and charitable organizations regularly to educate and assist them in all aspects of e-commerce and the internet.

                  MARIO C. AIELLO, 51,  DIRECTOR

                  Mr. Aiello has more than 17 years experience as an advisor and consultant in the corporate and financial markets. In a consulting capacity, he has successfully developed financial and administrative programs for numerous clients in a variety of market segments ranging from technology to manufacturing to natural resources. He has completed financing packages for many of these companies and has been instrumental in registering these clients for public trading of their shares.

                  He is President and Director of MCA Equities Ltd., a consulting firm providing management and administrative services to private and public companies in both Canada and the U.S. In the last five years he has been working in mainland China and Hongkong where he has successfully negotiated numerous Canadian/Chinese Joint Venture Agreements.

                  Mr. Aiello also serves as a Director of one other reporting issuer, Insinex Ventures Inc.


Item 7.           Financial Statements, Pro Forma Financials, & Exhibits

                  Financial Statements:

                  None

                  Pro Forma Financial Statements:

                  None

                  Exhibits:

                  None


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 7, 2001                          Ohio & Southwestern Energy Company

                                              /S/ RALPH SHEARING
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                                               RALPH SHEARING
                                               President